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                                                                Exhibit 10.107.1

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENT(S) TO EXHIBIT 10.107


Reimbursement Agreement II, dated as of December 15, 1999, between Bayerische Landesbank International S.A. and Midwest Generation, LLC.

         This Reimbursement Agreement differs from Exhibit 10.107 in the following respects:


     In the first paragraph of the Recitals, "Collins Trust I" is replaced by "Collins Trust II.."

Reimbursement Agreement III, dated as of December 15, 1999, between Bayerische Landesbank International S.A. and Midwest Generation, LLC.


         This Reimbursement Agreement differs from Exhibit 10.107 in the following respects:

     In the first paragraph of the Recitals, "Collins Trust I" is replaced by "Collins Trust III."

Reimbursement Agreement IV, dated as of December 15, 1999, between Bayerische Landesbank International S.A. and Midwest Generation, LLC.

         This Reimbursement Agreement differs from Exhibit 10.107 in the following respects:

     In the first paragraph of the Recitals, "Collins Trust I" is replaced by "Collins Trust IV."